================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant |X|       Filed by a Party other than the Registrant |_|

         Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14A-12

                            PACIFIC BIOMETRICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies: ___________

2)   Aggregate number of securities to which transaction applies: ______________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing gee is calculated and state how it was determined): ______________________________

4) Proposed maximum aggregate value of transaction: ____________________________

5) Total fee paid:

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

================================================================================

                            PACIFIC BIOMETRICS, INC.
                            220 West Harrison Street
                            Seattle, Washington 98119


                                November 1, 2006


Dear Stockholder:

         You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Pacific Biometrics, Inc. to be held on Friday, December 15, 2006, at 9:00 a.m., local time, at our executive offices located at 220 West Harrison Street, Seattle, Washington 98119.

         The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters to be presented at the meeting. In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to stockholders. I personally look forward to greeting our stockholders who are able to attend the meeting.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. THEREFORE, PLEASE SIGN, DATE AND PROMPTLY MAIL AS SOON AS POSSIBLE THE ENCLOSED PROXY IN THE PREPAID ENVELOPE PROVIDED.

         Thank you.

                                         Sincerely,


                                         Ronald R. Helm
                                         President and Chief Executive Officer

                            PACIFIC BIOMETRICS, INC.
                            220 West Harrison Street
                            Seattle, Washington 98119

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 15, 2006

                             ----------------------


To Pacific Biometrics, Inc. Stockholders:

         Notice is hereby given that the 2006 Annual Meeting of Stockholders of Pacific Biometrics, Inc., a Delaware corporation, will be held on Friday, December 15, 2006, at 9:00 a.m., local time, at 220 West Harrison Street, Seattle, Washington 98119, for the following purposes:

         1. To elect five directors to the Board of Directors; and

         2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof;

         Each of these items of business is more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on November 1, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any continuation or adjournment thereof.

         The Proxy Statement is accompanied by a copy of our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006.

                                     By Order of the Board of
                                     Directors PACIFIC
                                     BIOMETRICS, INC.



                                     Ronald R. Helm
                                     President and Chief Executive Officer

Seattle, Washington
November 1, 2006

                                    IMPORTANT

--------------------------------------------------------------------------------
Whether or not you expect to attend the annual meeting in person, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. This will ensure the presence of a quorum at the annual meeting. Promptly signing, dating and returning the proxy will save us the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed for that purpose. Sending in your proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Please note, however, that if a broker, bank or other nominee is the record holder of your shares and you wish to attend and vote at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.
--------------------------------------------------------------------------------

                            PACIFIC BIOMETRICS, INC.
                            220 West Harrison Street
                            Seattle, Washington 98119



                                 PROXY STATEMENT
                                       FOR
                       2006 ANNUAL MEETING OF STOCKHOLDERS



                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pacific Biometrics, Inc., to be voted at the 2006 annual meeting of stockholders. The 2006 annual meeting will be held at 9:00 a.m. (local time) on Friday, December 15, 2006, or at any continuation or adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at our executive offices at 220 West Harrison Street, Seattle, Washington for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

         We intend to mail this Proxy Statement and accompanying proxy card on or about November 10, 2006, to all stockholders entitled to vote at the Annual Meeting. A copy of our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006, including financial statements, accompanies this Proxy Statement.

VOTING AND OUTSTANDING SHARES

         Only holders of record of our common stock ("Common Stock") at the close of business on November 1, 2006, are entitled to notice of and to vote at the Annual Meeting. On that date, there were 18,336,884 shares of Common Stock issued and outstanding. Stockholders are entitled to one vote for each share of Common Stock held of record on all matters to be voted upon at the Annual Meeting.

QUORUM; APPROVAL REQUIREMENTS

         The presence, in person or by proxy, of holders of record of at least 50% of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Under Delaware law and our Certificate of Incorporation, assuming the presence of a quorum, the election of directors requires a plurality of votes represented in person or by proxy at the meeting. Computershare Trust Company, Inc., our transfer agent, will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

ABSTENTIONS AND BROKER NON-VOTES

         A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees. Brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion, to the extent permitted under the rules of the National Association of Securities Dealers. Broker non-votes will be included in determining the presence of a quorum, but will not be counted in determining whether a matter has been approved.

SOLICITATION OF PROXIES

         We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy card and any additional information furnished by us to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the

Common Stock in their names that are beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, email, facsimile or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

         Eligible stockholders who wish to present proposals for action at next year's 2007 Annual Meeting of Stockholders should submit their proposals in writing to our Corporate Secretary, at 220 West Harrison Street, Seattle, Washington 98119. Proposals must be received by the Corporate Secretary no later than June 30, 2007 for consideration for inclusion in next year's annual meeting. A stockholder is eligible to present a proposal if, at the time he or she submits the proposal, the stockholder owns at least 1% or $2,000 in market value of Common Stock and has held such shares for at least one year, and the stockholder continues to own such shares through the date of the 2007 annual meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

REVOCABILITY OF PROXIES

         Any stockholder who executes a proxy pursuant to this solicitation retains the right to revoke it at any time before it is voted. It may be revoked by delivering to our Corporate Secretary, at or prior to the Annual Meeting, either a written notice of revocation or a duly executed proxy bearing a later date. Alternatively, it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

                       PROPOSAL 1 - ELECTION OF DIRECTORS


         Our Board of Directors is currently comprised of five directors. Our Board of Directors has nominated the five persons named below as candidates for election at the Annual Meeting, each of whom is a current director. If elected at the Annual Meeting, each director nominee will hold office until the next meeting of stockholders at which his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

         Unless otherwise directed, the persons named as proxies in the enclosed proxy card will vote the proxies received by them for the five nominees named below. In the event that any of the nominees is unable or declines to serve as a director at or prior to the time of the Annual Meeting (an event that currently is not anticipated by management), the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose. Each of the nominees has agreed to serve if elected and we have no reason to believe that they will be unable to serve.

         Set forth below is biographical information for each of the five nominees as director.

----------------------- ------------------------------------------------------------------------------------- ------------
                                                                                                               DIRECTOR
   NAME OF DIRECTOR                                    POSITION / BACKGROUND                                     SINCE
----------------------- ------------------------------------------------------------------------------------- ------------
Ronald R. Helm          Ronald R. Helm has served as our Chairman and Chief Executive Officer and a           2002
                        Director since August 28, 2002.  From 1996 to August 28, 2002, Mr. Helm served as the Chairman and CEO of Saigene Corporation, and served on the board of directors of Saigene until January 2004.  Mr. Helm was previously in a private law practice with the California law firm of Helm, Purcell & Wakeman.  Mr. Helm was a Senior
                        Vice-President and General Counsel for ComputerLand Corporation and also served as the Managing Director of ComputerLand Europe.  Prior to that, Mr. Helm was the
                        Associate Dean for Development and a Professor of Law at Pepperdine University
                        School of Law.  He received his B.S.Ed from Abilene Christian University and his
                        J.D. from Pepperdine University School of Law.

                                        2

Paul G. Kanan           Paul G. Kanan has served as a Director since July 1996, and previously served as      1996
                        President and Chief Executive Officer from October 1996 through August 2002.  Mr.
                        Kanan served as President and Chief Executive Officer of our wholly owned subsidiary, Pacific Biometrics, Inc., a Washington corporation, from October 1996 through August 2002, and as President and a director of BioQuant from October 1993 through August 2002.  Since May 2001, Mr. Kanan has served as Vice President of
                        Operations and Chief Financial Officer of Agensys, Inc., a biotechnology firm in
                        California.  Mr. Kanan is also an officer and director of CEO Advisors, a health care consulting firm that he co-founded in 1992.  Mr. Kanan received his B.S.E.
                        from the University of Michigan and an M.B.A. from Harvard University Graduate
                        School of Business.

Terry M. Giles          Terry M. Giles was elected to the Board of Directors in September 2003.  Mr. Giles    2003
                        previously served on our Board of Directors from 1995 to 2001.  Mr. Giles currently is in private law practice in California, and is also an adjunct professor with the
                        Pepperdine University School of Law.  Mr. Giles currently also serves as Chairman of Giles Enterprises, a private holding company for various business enterprises, as Chairman of the Board of Landmark Education Corporation, a private company providing seminars on personal growth and responsibility, as Chairman of Mission
                        Control Productivity, Inc., a private company, and as the owner of GWE, LLC, a private company specializing in lender financing.  Mr. Giles serves on the
                        Pepperdine University Board of Regents and is a member of the Board of Visitors for the Pepperdine University School of Law.  Mr. Giles also serves on the board of directors of The Terry M. Giles Foundation, a charitable foundation.  Mr. Giles received his B.A. from California State University at Fullerton and his J.D. from
                        Pepperdine University School of Law.

Richard W. Palfreyman   Richard W. Palfreyman became a Director effective on August 28, 2002, and currently   2002
                        serves on our Audit Committee and Compensation Committee.  Mr. Palfreyman is
                        currently the President, CEO and Director of the Relax the Back Corporation,
                        serving since November 2001.  Mr. Palfreyman's prior business positions include serving as President and Chief Executive Officer of BackSaver Acquisitions
                        Corporation from November 2001 to October 2002, as Chief Operating Officer and
                        Chief Financial Officer of Spafinder, Inc. from October 2000 to August 2001, as
                        Chief Operating Officer of Spectra Entertainment Corporation from October 1996 to
                        June 2000.  He has also served as President and Chief Executive Officer of the
                        Photo & Sound Corporation and as the Chief Financial Officer of ComputerLand
                        Corporation.  Mr. Palfreyman holds a B.S. in Economics and an M.B.A. from the
                        University of Utah.

Curtis J. Scheel        Curtis J. Scheel became a Director effective on January 1, 2006, and currently        2006
                        serves on our Audit Committee and Compensation Committee.  Mr. Scheel currently serves as the Chief Operating Officer of Ritz Camera Centers, serving since January
                        2003. Mr. Scheel's prior business positions include President and Chief Financial
                        Officer of Cameraworld.com from December 1999 to May 2002 and Director of National
                        Marketing, Technology Division, Deutsche Financial Services Corp. from July 1996 to
                        December 1999.  He has also served as Vice President and Chief Financial Officer at
                        Artisoft, Inc. from September 1995 to June 1996 and Vice President and Treasurer at
                        Microage, Inc. from September 1989 to 1995.  Mr. Scheel holds a B.B.A. and an
                        M.B.A. from the University of Wisconsin-Madison.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                       EACH OF THE ABOVE DIRECTOR-NOMINEES

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth as of October 1, 2006, certain information regarding the beneficial ownership of our common stock by the following persons or groups:

         o each person who, to our knowledge, beneficially owns more than 5% of our common stock;

         o each Named Executive Officer identified in the Executive Compensation table below;

         o    each of our current directors and director nominees, and

         o    all of our directors and executive officers as a group.

As of October 1, 2006, there were issued and outstanding 18,336,884 shares of common stock.

                                        BENEFICIAL OWNERSHIP OF COMMON STOCK (2)
                                        ----------------------------------------
           NAME AND ADDRESS (1)         NO. OF SHARES              PERCENT
--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS:
 Mario Ehlers, M.D., Ph.D.............      140,178     (3)          **
 Terry M. Giles.......................       37,500     (4)          **
 Ronald R. Helm.......................      947,049     (5)           5.1%
 Paul G. Kanan........................      280,090     (6)           1.5
 Elizabeth T. Leary, Ph.D.............      242,682     (7)           1.3
 Michael P. Murphy, Ph.D..............      108,000     (8)          **
 Richard W. Palfreyman ...............       84,261     (9)          **
 Curtis J. Scheel ....................       37,500     (10)         **
 All current directors and executive
 officers as a group (8 persons)......    1,859,898     (11)          9.2

 5% OWNERS:
 Saigene Corporation .................    2,446,490     (12)         13.3
 2201 34th Avenue NW, Suite C
 Gig Harbor, WA  98335
 EFG Bank S.A.........................    1,554,808                   8.1
 24 Quai du Seujet
 1211 Geneva 2, Switzerland
 Anthony Silverman....................    1,126,600     (13)          6.1
 2747 Paradise Road, #903
 Las Vegas, NV 89109
------------------
**       Less than one percent
(1) Except as otherwise noted, the address of each of these stockholders is c/o Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119.
(2) This table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, to our knowledge, each of the stockholders named in this table has sole voting and investment power with respect to the Voting Securities shown as beneficially owned.
(3) Consists of 121,178 shares of common stock subject to outstanding stock options held by Dr. Ehlers that are exercisable within 60 days of October 1, 2006 ("Vested Options") and 19,000 shares of restricted stock subject to restrictions that lapse in quarterly increments over three years from their date of grant ("Restricted Shares").
(4) Consists of 25,000 shares of common stock subject to Vested Options held by Mr. Giles and 12,500 Restricted Shares.
(5) Includes 344,049 shares of common stock subject to Vested Options held by Mr. Helm and 400,000 Restricted Shares.
(6) Includes 89,345 shares of common stock held by the Kanan Living Trust dated May 15, 1990, of which Mr. Kanan is a co-trustee with his wife, and 821 shares held in Mr. Kanan's account in our 401(k) Plan. Also includes 178,245 shares of common stock subject to Vested Options held by Mr. Kanan and 12,500 Restricted Shares.
(7) Includes 1,475 shares held in Dr. Leary's account in our 401(k) Plan, over which she has voting control but no investment power. Also includes 179,809 shares of common stock subject to Vested Options held by Dr. Leary and 18,000 Restricted Shares.
(8) Consists of 14,583 shares of common stock subject to Vested Options held by Dr. Murphy and 12,000 Restricted Shares.
(9) Consists of 71,761 shares of common stock subject to Vested Options held by Mr. Palfreyman and 12,500 Restricted Shares.
(10) Consists of 25,000 shares of common stock subject to Vested Options held by Mr. Scheel and 12,500 Restricted Shares.
(11) Consists of Ronald Helm, Paul Kanan, Terry Giles, Richard Palfreyman, Curtis J. Scheel, Dr. Elizabeth Leary, Dr. Mario Ehlers, John Jensen, and Dr. Michael Murphy. Includes an aggregate 942,263 shares of common stock subject to Vested Options and 499,000 Restricted Shares held by such persons.
(12) Includes an aggregate of 1,036,693 shares of common stock held of record by third parties, but over which Saigene has voting power pursuant to irrevocable proxies granted by such third parties. Also includes 1,350,000 shares of common stock pledged to certain third parties to secure debt obligations of Saigene, but over which Saigene currently retains voting power. Does not include up to 1,715,706 shares of common stock that may be issued upon exercise by us of an option to purchase additional assets of Saigene. See "Certain Relationships and Related Transactions" below.
(13) Includes 170,000 shares of common stock held by Katsinam Partners, LP, of which Mr. Silverman is the general partner.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1933, as amended, requires our executive officers and directors, and persons who own more than 10% of our outstanding Common Stock, to file reports of ownership and change in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such ownership reports they file.

         Based solely on our review of the copies of such reports we received, or written representations from certain reporting persons, we believe that, during the 2006 fiscal year, all such filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with, except that the following filings were not made on a timely basis: Terry Giles, one of our directors, filed a Form 4 reporting 5 late transactions; and Saigene Corporation, a greater than 10% owner, filed a Form 4 reporting one late transaction and failed to report four transactions.


                        DIRECTORS AND EXECUTIVE OFFICERS

         Our directors and executive officers as of October 1, 2006 were as follows:

               NAME                         AGE                              POSITION
------------------------------------    ------------    ---------------------------------------------------
 Ronald R. Helm                             55           President, Chief Executive Officer and Director
 Dr. Elizabeth Teng Leary                   58                       Chief Scientific Officer
 Dr. Mario Ehlers                           47                        Chief Medical Officer
 John P. Jensen                             50                              Controller
 Michael P. Murphy                          52                  Senior Vice-President, Operations
 Terry M. Giles                             58                               Director
 Paul G. Kanan                              60                               Director
 Richard W. Palfreyman (1)(2)               64                               Director
 Curtis J. Scheel (1)(2)                    47                               Director

(1)  Member of Audit Committee
(2)  Member of Compensation Committee

         Our Board of Directors currently consists of five directors. Currently, two directors are considered "independent" within the meaning of the listing standards of The NASDAQ Stock Market.

         Officers are appointed by the Board of Directors. Each executive officer named above will serve until his or her successor is appointed or until his or her earlier death, resignation or removal. It is expected that each of the above officers will be reappointed by the Board of Directors immediately following the Annual Meeting.

         For the biographical summary of our director-nominees, see "Proposal 1. Election of Directors - Nominees" above. Set forth below are the names and certain biographical information for our executive officers.

EXECUTIVE OFFICERS

         In addition to Mr. Helm, following is biographical information for our other executive officers. Mr. Helm's biographical information is set forth above under "Proposal 1. Election of Directors - Nominees."



Elizabeth Teng Leary,      Dr. Elizabeth Leary has served as our Chief
Ph.D, DABCC                Scientific Officer since 2000, prior to which Dr.
                           Leary was our Vice President of Laboratory Services from 1998. Dr. Leary co-founded Pacific Biometrics
                           Inc., a Washington corporation (PBI-WA), in 1989 and from 1989 to 1998, she was Vice President and Director of the Laboratory Division of PBI-WA. In l989, Dr. Leary also co-founded the Pacific
                           Biometrics Research Foundation (PBRF), a non-profit corporation affiliated with us, and currently serves as the director of the CDC Cholesterol Reference
                           Network Laboratory at PBRF (one of eleven such reference laboratories in the world). Prior to joining Pacific Biometrics, Dr. Leary served as a director of clinical chemistry and industry consultant for 13 years. She is a diplomat of the American Board of Clinical Chemistry. She is past chair of the Pacific Northwest chapter of American
                           Association for Clinical Chemistry (AACC) and the
                           Lipids and Vascular Disease Division of AACC, and past president of the North America Chinese Clinical
                           Chemist Association. She has published over 80 articles in peer-reviewed journals and books and is a recipient of several grants and awards. Dr. Leary received her B.A. from the University of California at Berkeley and her Ph.D. in Biochemistry from Purdue
                           University. She is a graduate of the post-doctoral training program in clinical chemistry at the University of Washington Department of Medicine.

Mario R. Ehlers,           Dr. Mario Ehlers has served as our Chief Medical
M.D., Ph.D.                Officer since September 2002. From June 1998 to
                           September 2002, Dr. Ehlers was the Vice President and
                           Chief Medical Officer of Restoragen, Inc., a privately-held biotechnology company. Subsequently, in December 2002, Restoragen, Inc. filed for chapter
                           11 reorganization and bankruptcy protection. Prior to 1998, Dr. Ehlers has 11 years of experience in academic research. He was formerly chairman of an academic department at the University of Cape Town
                           Medical School in South Africa and an instructor in biochemistry at Harvard Medical School. He is author to over 40 publications, two patents and two additional patent applications, with an international reputation in research on ACE and related proteases and in mycobacterial infectious diseases. Dr. Ehlers received both his MBChB (M.D. equivalent) and Ph.D.
                           from the University of Cape Town in South Africa.

Michael P. Murphy,         Dr. Michael Murphy has served as our Senior
Ph.D.                      Vice-President, Operations since May, 2005. From June
                           1999 to May 2005, Dr. Murphy served as Director,
                           Laboratory Operations, Regional CMBP Account
                           Executive, and Technical Director of Laboratory
                           Corporation of America. He served as Director of Laboratory Services from 1998 -1999 at Pacific
                           Biometrics, Inc. before returning to the commercial clinical diagnostic laboratory industry. From
                           November 1993 through November 1997, Dr. Murphy was
                           Technical Director for Laboratory Corporation of
                           America. Prior to 1993 he served as Laboratory
                           Director for Eastern Maine Medical Center and
                           Director, Professional Services at Compulab
                           Corporation. His experience includes various environments such as clinical diagnostic, commercial reference, and clinical trial and research laboratories. His areas of expertise include technical and administrative laboratory operations, method standardization and quality assurance, laboratory consultation and support, information systems and laboratory automation. Research and clinical areas of interest include diabetes, infectious diseases, cardiovascular and oncology testing. Dr. Murphy received his B.S. from Xavier
                           University and Ph.D. from The Ohio State University.
                           He is a Diplomat of the American Board of Clinical
                           Chemistry.


John P. Jensen             Mr. John P. Jensen has served as our Controller since
                           May 2005. From May 2002 to March 2005, Mr. Jensen was
                           Vice President, Operations for Utility, Inc., a privately-held manufacturing company. From June 2000 to March 2002, Mr. Jensen was Director of Operations for Seattle Lab, Inc., a wholly-owned subsidiary of BVRP, Inc., a French public company. Prior to 2000,
                           Mr. Jensen has 22 years of experience in financial management in the manufacturing, professional service and retail medical supply sectors, holding senior management positions at Mountain Safety Research, Inc., a wholly owned subsidiary of REI, Inc., and Karr, Tuttle, Campbell, P.S. Mr. Jensen holds a
                           B.B.A. with a Minor in Mathematics from Eastern
                           Washington University.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Our Board of Directors, which held 4 meetings during the fiscal year ended June 30, 2006, has an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee; the functions customarily attributable to the nominating committee are performed by the Board of Directors as a whole. During the 2006 fiscal year, all of the directors attended more than 75% of the total number of meetings of the Board of Directors and committees on which they served.

         AUDIT COMMITTEE

         The Audit Committee assists the Board in fulfilling its responsibilities to provide oversight with respect to our financial statements and reports, our independent auditors, the system of internal controls and the audit process. Its primary duties include reviewing the results and scope of the audit and other services provided by our independent auditors, and reviewing and evaluating our internal control functions. The Audit Committee also has authority for selecting and engaging our independent auditors and approving their fees. During the 2006 fiscal year, the Audit Committee met 4 times.

         The Audit Committee currently consists of two directors, Richard Palfreyman (Chairman) and Curtis J. Scheel. Mr. Palfreyman is financially literate, and the Board has determined that Mr. Palfreyman is qualified as an "audit committee financial expert" within the meaning of SEC regulations based on his accounting and related financial management expertise. In addition, Mr. Palfreyman and Mr. Scheel is each considered an "independent director" within the meaning of the listing standards of The NASDAQ Stock Market.

         The Board has adopted a written charter for the Audit Committee. A copy of the Audit Committee charter is included as Appendix A to this proxy statement.

         COMPENSATION COMMITTEE

         The Compensation Committee makes recommendations to the Board of Directors concerning compensation, including stock option grants, for our executive officers. The Compensation Committee met 4 times during fiscal 2006.

         The Compensation Committee currently consists of two directors, Curtis
J. Scheel (Chairman) and Richard Palfreyman. Mr. Scheel and Mr. Palfreyman is each considered an "independent director" within the meaning of the listing standards of The NASDAQ Stock Market. The Board of Directors has not adopted a written charter for the Compensation Committee.

POLICY ON STOCKHOLDER NOMINATION OF DIRECTORS

         Currently, our Board of Directors does not have a Nominating Committee. Rather, candidates for election to our Board of Directors are approved by our full Board of Directors for recommendation and nomination to the stockholders.

         In identifying candidates to be directors, our Board seeks persons it believes to be knowledgeable in our business or industry experience, or some aspect of it which would benefit our company. Our Board believes that the minimum qualifications for serving on our Board of Directors are that each director has an exemplary reputation and record for honesty and integrity in his or her personal dealings and business or professional activity. All directors should possess a basic understanding of financial matters, have an ability to review and understand our financial and other reports, and to discuss such matters intelligently and effectively. The Board of Directors will take into account whether a candidate qualifies as "independent" under applicable SEC rules and exchange listing requirements. If a nominee is sought for service on the Audit Committee, the Board of Directors will take into account the financial and accounting expertise of a candidate, including whether an individual qualifies as an "audit committee financial expert." Each candidate also needs to exhibit qualities of independence in thought and action. Finally, a candidate should be committed to the interests of our stockholders, and persons who represent a particular special interest, ideology, narrow perspective or point of view would not, therefore, generally be considered good candidates for election to our Board.

         Candidates have traditionally been recommended to the Board by our Chief Executive Officer or one of the other directors, and there has not been a formal process for identifying new director nominees. Our Board of Directors also is open to receiving recommendations from stockholders as to potential candidates it might consider. The Board of Directors gives equal consideration to all director nominees, whether recommended by our stockholders, management or current directors.

         Since the date of our last annual stockholders meeting in December 2006, one new director, Curtis J. Scheel, was added to the board. Mr. Scheel was recommended for appointment to the Board of Directors by our Chief Executive Officer, Mr. Helm. A stockholder wishing to submit a director nomination should send a letter to the Board of Directors, c/o Corporate Secretary, Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Director Nominee Recommendation." The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. In making recommendations, stockholders should be mindful of the discussion of minimum qualifications set forth above; although satisfaction of such minimum qualification standards does not imply that the Board of Directors necessarily will nominate the person so recommended by a stockholder. In addition, for nominees for election to the Board proposed by stockholders to be considered, the following information must be timely submitted with the director nomination:

         o the name, age, business address and, if known, residence address of each nominee;

         o    the principal occupation or employment of each nominee;

         o the number of shares of our stock beneficially owned by each nominee;

         o the name and address of the stockholder making the nomination and any other stockholders known by such stockholder to be supporting such nominee;

         o the number of shares of our stock beneficially owned by such stockholder making the nomination, and by each other stockholder known by such stockholder to be supporting such nominee;

         o any other information relating to the nominee or nominating stockholder that is required to be disclosed under SEC rules in order to have a stockholder proposal included in our proxy statement; and

         o a representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person named in its notice.

STOCKHOLDER COMMUNICATION WITH THE BOARD

         Stockholders who wish to communicate with our Board of Directors or with a particular director can send correspondence to our Corporate Secretary, c/o Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-

Board Communication" or "Stockholder-Director Communication." All such correspondence must identify the author as a stockholder of Pacific Biometrics, Inc., and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

         Depending on the subject matter of the communication, management will do one of the following:

         o forward the communication to the director or directors to whom it is addressed;

         o attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock related matter; or

         o NOT forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

         At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and shall make those communications available to the directors.

         In addition, any person who desires to communicate any matter specifically to our Audit Committee may contact the Audit Committee by addressing a letter to the Chairman of the Audit Committee, c/o Corporate Secretary, Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119. Communications addressed to the Audit Committee Chair may be submitted anonymously, in which event the envelope will NOT be opened for any purpose, other than appropriate security inspections. Otherwise, such mailing will be forwarded directly to the Chair of our Audit Committee for his or her review and follow-up action as he or she deems appropriate.

DIRECTOR COMPENSATION

         Our policy is not to pay compensation to directors who are also employees for their services as directors.

          For fiscal 2005, our Board of Directors approved a new compensation program for our non-employee directors for their service on the board. Under this new program, each non-employee director is entitled to an annual retainer of $15,000, plus $500 for each Board meeting attended by such director during the fiscal year in excess of six meetings. Any non-employee director serving on the Audit Committee or the Compensation Committee is entitled to $625 for each such committee meeting attended during the fiscal year for each such committee. Beginning with the first quarter of fiscal 2006 ended September 30, 2005, the Board approved an increase in the quarterly cash compensation to Richard Palfreyman, the then sole independent director on the Audit Committee and Compensation Committee, for his service on these committees, at the rate of $1,250 per quarter for each committee. Currently, Richard Palfreyman is chair of the Audit Committee and Curtis Scheel is chair of the Compensation Committee. Any non-employee director serving as a committee chair is compensated at the rate of $1,250 per quarter for each committee.

         Non-employee directors are also eligible to receive awards of stock options or restricted stock under our equity compensation plans. During fiscal 2006, we granted 25,000 stock options to a non-employee director. In early fiscal 2007, we granted to each non-employee director restricted shares to acquire 12,500 shares of Common Stock and a $10,000 payment to each director after June 30, 2006. In addition, non-employee directors will be reimbursed their expenses associated with attending Board meetings. We maintain liability insurance on our directors and officers.

DIRECTOR ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

         We do not have a formal policy requiring director attendance at our annual meeting of stockholders, however, all directors are encouraged to attend. At last year's 2005 annual meeting of stockholders, one of our directors was in attendance.

CODE OF ETHICS

         We have adopted a Code of Ethics applicable to our principal executive officer, principal financial officer, controller and other employees performing similar functions. We filed a copy of the Code of Ethics as an exhibit to our annual report on Form 10-KSB for the 2004 fiscal year, which may be accessed through the SEC's website at www.sec.gov.


                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows for each of the three fiscal years ended June 30, 2006, 2005 and 2004, respectively, certain compensation awarded or paid to, or earned by, the following persons (collectively, the "NAMED EXECUTIVE OFFICERS"):

         o   Ronald R. Helm, our Chief Executive Officer;
         o   Elizabeth T. Leary, Ph.D., our Chief Scientific Officer;
         o   Mario R. Ehlers, Ph.D., our Chief Medical Officer; and
         o   Michael P. Murphy, Ph.D., our Senior Vice President, Operations.

Other than the Named Executive Officers, no executive officer who was serving in such capacity at the end of fiscal 2005, earned more than $100,000 in salary and bonus for the 2006 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                 ANNUAL COMPENSATION                 COMPENSATION
                                      ------------------------------------------- -------------------
                                                                                    SECURITIES UNDER
         NAME AND            FISCAL                               OTHER ANNUAL      OPTIONS GRANTED       ALL OTHER
    PRINCIPAL POSITION        YEAR      SALARY        BONUS       COMPENSATION            (1)            COMPENSATION
---------------------------- -------- ------------ ------------ ----------------- ------------------- ------------------
                                          ($)          ($)            ($)                (#)                  $
Ronald R. Helm (1)            2006     $225,000    $  90,000             --                  --              $7,339
CHIEF EXECUTIVE OFFICER       2005      239,994       15,000             --             160,000               2,904 (1)
AND CHAIRMAN                  2004      223,065           --             --             344,049               2,148

Elizabeth T. Leary (2)        2006      190,000       53,468             --                  --               4,874
CHIEF SCIENTIFIC OFFICER      2005      176,850       49,755             --                  --               2,083 (2)
                              2004      125,445       58,510             --             157,887                  --

Mario R. Ehlers (3)           2006      192,667       38,585             --                  --               8,557
CHIEF MEDICAL OFFICER         2005      181,775           --             --                  --               2,952 (3)
                              2004      208,288           --             --             121,178               2,112

Michael P. Murphy (4)         2006      141,333       28,267             --              90,000               6,676 (4)
SVP OPERATIONS                2005       12,322           --             --                  --                 147
                              2004           --           --             --                  --                  --

-------------------
(1) Mr. Helm became a Director, Chairman and Chief Executive Officer effective on August 28, 2002. The amounts listed under "All Other Compensation" in fiscal 2006 include $2,822 in life insurance premiums paid by us for Mr. Helm's benefit and $4,517 in company-contributions for Mr. Helm's account in the 401(k) plan.
(2) The amounts in the Bonus column in fiscal year 2006 consist of payouts under the senior manager and employee bonus programs $38,000 and sales commissions paid of $15,468. The amounts in the Bonus column in fiscal years 2005 and 2004 consist of sales commissions. The amounts listed under "All Other

         Compensation" in fiscal 2006 include $2,736 of life insurance premiums paid by us for Dr. Leary's benefit and $2,138 in company-contributions for Dr. Leary's account in the 401(k) plan.
(3) Dr. Ehlers became Chief Medical Officer on September 30, 2002. The amounts listed under "All Other Compensation" in fiscal 2006 include $2,738 in life insurance premiums paid by us for Dr. Ehlers' benefit and $5,819 in company-contributions for Dr. Ehlers' account in the 401(k) plan.
(4) Dr. Murphy became Senior Vice-President, Operations on May 31, 2005. The amounts listed under "All Other Compensation" in fiscal 2006 include $ 2,601 in life insurance premiums paid by us for Dr. Murphy's benefit and $4,074 in company-contributions for Dr. Murphy's account in the 401(k) plan.

STOCK OPTION GRANTS DURING FISCAL 2006

The following table shows information regarding stock options granted to the Named Executive Officers during the 2006 fiscal year:

                                            Percentage of
                    No. of Shares Total   Options Exercise
                        Underlying           Granted to        Price     Expiration Date
Name                 Options Granted          Employees      Per Share         (1)
------------------   -----------------    ----------------   ---------   ---------------
Ronald R. Helm                0                   -               -             -
Elizabeth T. Leary            0                   -               -             -
Mario R. Ehlers               0                   -               -             -
Michael P. Murphy        90,000                  72%             $0.86   August 29, 2015
-------------
(1) The options vest monthly over a period of 36 months from the grant date.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         None of the Named Executive Officers exercised any stock options during fiscal 2006. The table below shows information regarding the number and value of unexercised in-the-money stock options held by the Named Executive Officers as of June 30, 2006, the fiscal year-end.

                                                Number of Shares Underlying          Value of Unexercised
                                                   Unexercised Options at            In-the-Money Options
                                                       June 30, 2006                   at June 30, 2006
                        Shares          Value     ------------------------------------------------------------------
                     Acquired on       Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
     Name             Exercise (#)       ($)           (#)            (#)              ($)             ($)
----------------------------------------------------------------------------------------------------------------
Ronald R. Helm            -               -          387,937        116,112          $477,163        142,818
Elizabeth T. Leary        -               -          175,423          4,386           215,770          5,395
Mario R. Ehlers           -               -          117,917          3,261           145,038          4,011
Michael P. Murphy         -               -           25,000         65,000            30,750         79,950

EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information as of June 30, 2006, regarding our Common Stock that may be issued upon the exercise of options, warrants and other rights under our equity compensation plans. See also "Notes 12 and 13 to Consolidated Financial Statements" to our Consolidated Financial Statements for the fiscal year ended June 30, 2006 included in our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

                                                 (A)
                                            No. of Shares                  (B)                        (C)
                                             to be Issued            Weighted Average       No. of Shares Available
                                           Upon Exercise of          Exercise Price of        for Future Issuance,
                                         Outstanding Options,      Outstanding Options,       excluding securities
Plan Category                            Warrants and Rights        Warrants and Rights     reflected in Column (a)
-------------                            -------------------        -------------------     -----------------------
Equity Compensation Plans Approved
by Stockholders (1)                            1,493,207                   $0.82                    306,793

                                                                 No options, warrants,
Equity Compensation Plans Approved                               and rights issued as of
by Stockholders (2)                            3,000,000             June 30, 2006                3,000,000

Equity Compensation Plans Not
Approved by Stockholders                       4,498,492                   $1.22                          -

   TOTAL                                       8,991,699                   $1.12                  3,306,793
-----------------

(1)  Consists solely of the Pacific Biometrics, Inc. 1996 Stock Incentive Plan.
(2)  Consists solely of the Pacific Biometrics, Inc. 2005 Stock Incentive Plan.

EMPLOYMENT / CONSULTING AGREEMENTS

         RONALD R. HELM. On June 1, 2005, we entered into an employment agreement with Ronald R. Helm, our President and Chief Executive Officer. On August 30, 2006, we entered into an amendment to the employment agreement with Mr. Helm, effective July 1, 2006. The employment agreement, as amended, provides for a base salary of $240,000 per year, with potential bonuses of 20% in year one and 30% in year two based on criteria determined by our board of directors. For the 2006 fiscal year, we paid to Mr. Helm bonuses for achievement of certain performance targets: (a) 2.5% bonus paid quarterly upon achievement of revenue targets of $2,500,000 for each fiscal quarter; (b) 10% bonus paid upon achievement of a positive operating income and backlog targets; (c) 10% bonus paid upon closing of the PIPE financing in April 2006; and (d) 10% bonus paid upon achievement of overall company performance milestones of $10,000,000 in revenue and backlog targets.

         Pursuant to the amendment, Mr. Helm agreed to surrender all of his stock options specified in the original employment agreement in exchange for an award of 200,000 shares of restricted common stock. In addition, pursuant to the amendment, Mr. Helm also received 200,000 additional shares of restricted stock for meeting fiscal 2006 performance milestones of $10,000,000 in revenue and backlog targets.

         The term of the employment agreement continues through June 30, 2008, renewable upon mutual agreement of us and Mr. Helm. If we terminate the employment agreement without cause, Mr. Helm will be entitled to receive the unpaid salary and vacation for the remaining term of the agreement, plus any bonus earned as of the date of termination. In the event our company is sold, is the non-surviving party in a merger or completes a sale of substantially all its assets, Mr. Helm will be entitled to receive an amount equal to two times his base annual salary, less any money that he receives from the buyer or surviving entity. Mr. Helm may terminate the agreement upon 30 days' notice.

         DR. ELIZABETH T. LEARY. On October 6, 2004, we entered into an at-will employment agreement with Dr. Elizabeth Leary, our Chief Scientific Officer. Under the employment agreement, effective as of October 1, 2004, Dr. Leary's employment status was changed to full salary at an annual rate of $190,000 per year, plus participation in an executive bonus plan. Under the bonus plan, Dr. Leary was entitled to up to a 20% bonus based upon achievement of certain performance criteria during the 12-month period beginning October 1, 2004, which performance criteria were not satisfied. In connection with the employment agreement, Dr. Leary also entered into our standard form of Employee Confidential Information and Inventions Agreement, pursuant to which, among other things, she has agreed not to compete with us for as long as she is employed by us, and has agreed to non-solicitation of our employees, customers, suppliers and consultants following termination of employment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On November 5, 2004, we entered into a consulting agreement with Chicago Partners, LLC to provide accounting support and financial consulting services to us. Pursuant to this agreement, Michael L. Hartzmark, Ph.D. served as our interim Chief Financial Officer. Dr. Hartzmark is currently Vice President of Chicago Partners, and was formerly a member of our Board of Directors and chairman of our Audit Committee. Under the consulting agreement with Chicago Partners, we agreed to pay Chicago Partners for Dr. Hartzmark's services at a rate of $10,000 per month, plus reimbursable costs and expenses. Further, we agreed to indemnify Chicago Partners and its owners, employees and agents from any liabilities for third-party claims arising out of this engagement. This agreement was amended, effective December 1, 2005, for a reduced rate of $5,000 per month through February 28, 2006. Any services provided thereafter were to be billed at an hourly rate of $360 per hour. Effective May 15, 2006, Dr. Hartzmark resigned as Interim Chief Financial Officer and terminated the Chicago Partners, LLC consulting agreement with Pacific Biometrics.

         On August 28, 2002, we entered into a consulting agreement with Paul G. Kanan, a current director and former officer. Pursuant to his consulting agreement, we agreed to engage Mr. Kanan as a consultant for a period of 12 months beginning September 1, 2002, and to pay Mr. Kanan $3,000 per month. Pursuant to its terms, the consulting arrangement was extended for an additional 12 months, and expired on August 31, 2004. For the fiscal year ended June 30, 2004, we recorded $36,000 in consulting expense to Mr. Kanan under this consulting agreement, and all such payments were made to Mr. Kanan during fiscal 2005.

         Effective August 31, 2004, we terminated our Management Agreement with Saigene Corporation. We originally entered into the Management Agreement on August 28, 2002, providing for management services by Saigene for the day-to-day operations of our clinical laboratory. Under the terms of the Management Agreement, we were obligated to pay a monthly fee of $90,000 to Saigene in consideration for its services. Subsequently, we amended the Management Agreement to reduce the management fee to $70,000 per month effective July 1, 2003, further reduced to $40,000 per month effective February 1, 2004, and further reduced to $20,000 per month effective June 15, 2004.

         All ongoing and any future related-party transactions have been and will be made or entered into on terms that are no less favorable to us than those that may be obtained from an unaffiliated third party. In addition, any future related-party transactions, including any forgiveness of loans, must be approved by a majority of the disinterested members of our board of directors.

                              AUDIT RELATED MATTERS

AUDIT COMMITTEE REPORT

         The Audit Committee serves as the representative of the Board for general oversight of our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Management has primary responsibility for preparing our financial statements, our internal controls and our financial reporting process. Our independent public accountants, Williams & Webster P.S., are responsible for performing an independent audit of our consolidated financial statements in accordance with U.S. generally accepted auditing standards and to issue its report.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

         Our independent accountants have provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

         Based upon the Audit Committee's discussion with management and the independent accountants, and upon the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 for filing with the Securities and Exchange Commission.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                              RICHARD W. PALFREYMAN
                                CURTIS J. SCHEEL

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee has selected the firm of Williams & Webster, P.S., independent registered public accounting firm, to be our auditors for the fiscal year ending June 30, 2007. Williams & Webster, P.S. has served as our auditors since December 28, 2004. Representatives of Williams & Webster, P.S. are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

POLICY FOR APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

         All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Williams & Webster, P.S. was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Charter requires that the Committee review the scope and extent of audit services to be provided, including the engagement letter, prior to the annual audit, and review and pre-approve all audit fees to be charged by the independent auditors. In addition, all additional non-audit matters to be provided by the independent auditors must be pre-approved.

AUDIT AND RELATED FEES FOR FISCAL 2006 AND 2005

         The following table set forth the aggregate fees billed by our current auditors, Williams & Webster, P.S., as well as our previous auditors, Grant Thornton, LLP for professional services rendered to us during the past two fiscal years ended June 30, 2006 and 2005. The Audit Committee has considered these fees and services and has determined that the provision of these services is compatible with maintaining the independence of each firm.

                             Williams & Webster, P.S.       Grant Thornton, LLP
                             ------------------------       -------------------
                                2006          2005          2006           2005
                                ----          ----          ----           ----
Audit Fees (1)............    $ 54,060      $ 31,796     $ 12,520       $ 24,425
Audit Related Fees (2)....       4,383         1,940        3,560             --
Tax Fees (3)..............          --            --       27,897          5,090
All Other Fees............          --            --           --             --
----------------
(1) "Audit Fees" represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements included in our reports on Form 10-QSB, and audit services provided in connection with other statutory or regulatory filings.
(2) "Audit Related Fees" generally represent fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements.

(3) "Tax Fees" generally represent fees for tax compliance, tax advice and tax planning services, including preparation of tax returns.

PREVIOUS CHANGES IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

         We originally engaged Williams & Webster, P.S. as our auditors on December 28, 2004, following the resignation on December 6, 2004, of Grant Thornton LLP as our prior independent registered public accounting firm. The decision to engage Williams & Webster as our independent registered public accountants was approved by our Audit Committee.

         During the two fiscal years ended June 30, 2004 and 2003, and the subsequent interim period through the date of Grant Thornton's resignation on December 6, 2004, there were no disagreements between us and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports. The audit reports of Grant Thornton on our consolidated financial statements for the two fiscal years ended June 30, 2004 and 2003 contained an explanatory paragraph regarding our ability to continue as a going concern.

         On September 20, 2004, in connection with Grant Thornton's audit of our financial statements for the fiscal year ended June 30, 2004, Grant Thornton issued a written letter to our Board of Directors and Audit Committee that it had identified a significant deficiency regarding our internal controls. The deficiency noted was the lack of segregation of duties within the accounting department and the lack of written procedures with respect to certain of those duties. This significant deficiency was not believed to be a material weakness. On November 11, 2004, in connection with Grant Thornton's review of our financial statements for the quarter ended September 30, 2004, Grant Thornton issued a second written letter to our Board of Directors and Audit Committee in which it concluded that there had been no significant improvements to address the prior identified deficiency. Subsequent to November 11, 2004, we took corrective action to address this noted deficiency, including formally adopting written procedures for the segregation of duties within the accounting department. Although Grant Thornton has not evaluated these actions or performed additional procedures, we believe that our action adequately addresses the significant deficiency identified by Grant Thornton.

         On December 28, 2004, we entered into an engagement agreement with Williams & Webster P.S. to serve as our new independent registered public accountants to audit our financial statements for the fiscal year ending June 30, 2005. Williams & Webster commenced its engagement with its review of our financial statements for the quarter ended December 31, 2004.

         During the two fiscal years ended June 30, 2004 and 2003, and the subsequent interim period through December 28, 2004, we did not consult with Williams & Webster regarding any matter or event.


                                  ANNUAL REPORT

         Our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006, which includes financial statements and schedules thereto, is being mailed to stockholders together with this Proxy Statement. We will provide copies of the exhibits to the Annual Report on Form 10-KSB as filed with the SEC, upon written request to our Corporate Secretary, Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, Washington 98119. We may require payment of a reasonable fee to cover the costs of reproduction and mailing of any such requested exhibits.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the shares represented by the proxies on each of such matters, in accordance with their best judgment.


                                          By Order of the Board of Directors


                                          Ronald R. Helm
                                          President and Chief Executive Officer




Seattle, Washington
November 1, 2006

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                                   APPENDIX A

                            Pacific Biometrics, Inc.

                         Charter of the Audit Committee
                            of the Board of Directors

PURPOSE

         The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Pacific Biometrics, Inc. (the "Company"). The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities, primarily through:

         o overseeing management's conduct of the Company's financial reporting process and systems of internal accounting and financial controls;

         o monitoring the independence and performance of the Company's outside auditors; and

         o providing an avenue of communication among the outside auditors, management and the Board.

COMPOSITION

         1. The Committee shall have at least three (3) members at all times, each of whom must be independent of management, as well the Company and each of its affiliates. A member of the Committee shall be considered independent if:

                  (a) in the sole discretion of the Board, it is determined that he or she has no relationship that may interfere with the exercise of his or her independent judgment; and

                  (b) he or she meets the SEC rules, if and when they are defined, or the rules that are appropriate for the Exchange on which the Company lists its common stock, regarding independence of audit committee members.

         2. If any member of the Committee enters into or develops a "business relationship," (as that term is defined in the SEC rules, if and when they are defined, or the rules that are appropriate for the Exchange on which the Company lists its common stock), that member shall have an affirmative obligation to promptly disclose such relationship to the Board.

         3. No member of the Committee shall accept any consulting, advisory or other compensatory fee from the Company other than in connection with serving on the Committee or as a member of the Board.

         4. All members of the Committee shall have a practical knowledge of finance and accounting and be able to read and understand fundamental financial statements or be able to do so within a reasonable period of time after appointment to the Committee.

         5. At least one member of the Committee shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. Upon the adoption of regulations by the Securities and Exchange Commission (the "SEC") in accordance with the Sarbanes-Oxley Act of 2002, at least one member of the Committee shall be a "financial expert," as defined by such regulations.

         6. Each member of the Committee shall be appointed by the Board and shall serve until the earlier to occur of the date on which he or she shall be replaced by the Board, resigns from the Committee, or resigns from the Board.

MEETINGS

         1. The Committee shall meet either in person or telephonically as frequently as circumstances dictate, but no less than four times annually. The Board shall name a chairperson of the Committee, who shall prepare and/or approve an agenda in advance of each meeting. A majority of the members of the Committee shall constitute a quorum. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

         2. The Committee shall, through its chairperson, report regularly to the Board following the meetings of the Committee, addressing such matters as the quality of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the outside auditors, the performance of the internal audit function or other matters related to the Committee's functions and responsibilities.

RESPONSIBILITIES AND DUTIES

         The Committee's principal responsibility is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing and/or reviewing those financial statements.

         While the Committee has the powers and responsibilities set forth in this charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements present fairly the financial position, the results of operations and the cash flows of the Company, in compliance with generally accepted accounting principles. This is the responsibility of management and the outside auditors. In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

         The Committee's specific responsibilities are as follows:

         General

         1. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Company shall have unrestricted access to members of management and other employees of the Company, as well as all information relevant to the carrying out of its responsibilities.

         2. The Committee shall, with the assistance of management, the outside auditors and legal counsel, as the Committee deems appropriate, review and evaluate, at least annually, the Committee's:

             (a) charter;
             (b) powers and responsibilities; and
             (c) performance.

The Committee shall report and make recommendations to the Board with respect to the foregoing, as appropriate.

         3. The Committee shall ensure inclusion of its then-current charter in the proxy statement for the Company's annual meetings of stockholders, at least once every three years in accordance with regulations of the SEC.

         4. The Committee shall prepare annual Committee reports for inclusion in the proxy statements for the Company's annual meetings, as required by rules promulgated by the SEC.

         5. The Committee shall, in addition to the performance of the duties described in this charter, undertake such additional duties as from time to time may be:

             (a) delegated to it by the Board;

             (b) required by law or under the SEC rules, if and when they are defined, or the rules that are appropriate for the Exchange on which the Company lists its common stock; or

             (c) deemed desirable, in the Committee's discretion, in connection with its functions described in this charter.

         6. The Committee shall be empowered to retain, at the Company's expense, independent counsel, accountants or others for such purposes as the Committee, in its sole discretion, determines to be appropriate to carry out its responsibilities.

         Internal Controls and Risk Assessment

         1. The Committee shall review annually, with management and the outside auditors, if deemed appropriate by the Committee:

             (a) the internal audit budget, staffing and audit plan;

             (b) material findings of internal audit reviews and management's response, including any significant changes required in the internal auditor's audit plan or scope and any material difficulties or disputes with management encountered during the course of the audit; and

             (c) the effectiveness of or weaknesses in the Company's internal controls, including computerized information system controls and security, the overall control environment and accounting and financial controls.

         2. The Committee shall obtain from the outside auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and review the correction of controls deemed to be deficient.

         3. The Committee shall review the appointment, performance and replacement of the senior internal auditing executive, and the activities, organizational structure and qualifications of the persons responsible for the internal audit function.

         4. The Committee shall, in accordance with SEC regulations to be adopted under the Sarbanes-Oxley Act, establish procedures for:

             (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

             (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         5. The Committee shall review major financial risk exposures and the guidelines and policies which management has put in place to govern the process of monitoring, controlling and reporting such exposures.

         Outside Auditors; Their Performance and Independence

         1. The outside auditors are ultimately accountable to the Board and the Committee, as the representatives of the stockholders of the Company. The Committee shall evaluate and recommend to the Board the selection and, where appropriate, the replacement of the outside auditors. The Committee shall recommend to the Board the outside auditors to be proposed for stockholder approval in any proxy statement.

         2. The Committee shall:

             (a) confer with the outside auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries;

             (b) review the scope, plan and procedures to be used on the annual audit, as recommended by the outside auditors;

             (c) review the results of the annual audits and interim financial reviews performed by the outside auditors, including:

                           (1) the outside auditors' audit of the Company's
annual financial statements, accompanying footnotes and its report thereon;

                           (2) any significant changes required in the outside
auditors' audit plans or scope;

                           (3) any material differences or disputes with
management encountered during the course of the audit (the Committee to be responsible for overseeing the resolution of such differences and disputes);

                           (4) any material management letter comments and
management's responses to recommendations made by the outside auditors in connection with the audit;

                           (5) matters required to be discussed by Statement on
Auditing Standards No. 61, as amended (Communications with Audit Committees), relating to the conduct of the audit;

             (d) authorize the outside auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

             (e) obtain from the outside auditors assurance that they have complied with Section 10A, as amended, of the Securities Exchange Act of 1934.

         3. The Committee shall inquire into any accounting adjustments that were noted or proposed by the outside auditors but were "passed" as immaterial or otherwise.

         4. The Committee shall inquire as to any matters that were referred to the outside auditors' national office relating to accounting policies and/or financial statement disclosure within the Company's financial statements and, to the extent deemed appropriate, request an opportunity to address such issues directly with a representative of such national office.

         5. The Committee shall, at least annually, obtain and review a report by the independent auditors' describing:

             (a) the outside auditors' internal quality control procedures;

             (b) any material issues raised by the most recent internal quality-control review or peer review of the outside auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditors, and any steps taken to deal with any such issues.

         6. Pre-approval by the Committee shall be required with respect to the fees for all audit and other services performed by the outside auditors as negotiated by management.

         7. The Committee's approval of any non-audit services to be rendered by the outside auditors must be obtained in advance of engaging the outside auditors to render such services. The Committee shall not approve the engagement of the outside auditors to render non-audit services prohibited by law or rules and regulations promulgated by the SEC. The Committee shall consider whether the provision of non-audit services is compatible with maintaining the outside auditors' independence, including, but not limited to, the nature and scope of the specific non-audit services to be performed and whether the audit process would require the outside auditors to review any advice rendered by the outside auditors in connection with the provision of non-audit services.

         8. The Committee shall receive from the outside auditors on a periodic basis a formal written statement delineating all relationships between the outside auditors and the Company, consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services, which may impact the objectivity and independence of the outside auditors, and other applicable standards. The statement shall include a description of all services provided by the outside auditors and the related fees. The Committee shall actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the outside auditors and shall evaluate, after gathering information from management, and other Board members, the performance of the outside auditors and recommend that the Board take action to satisfy itself of the independence of the outside auditors.

         9. The Committee shall establish written hiring policies for current and former employees of the outside auditors.

         10. The Committee shall consider whether it is appropriate to adopt a policy of insisting upon the rotation of the outside auditors' lead audit partner or rotating the outside auditors on a periodic basis. Based upon its evaluation, the Committee shall take, or recommend that the Board take, appropriate action to monitor the independent status of the outside auditors.

         Financial Reporting

         1. The Committee shall review and discuss with the outside auditors and management the Company's audited annual financial statements that are to be included in the Company's annual report on Form 10-K and the outside auditors' opinion with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application of such accounting principles; and determine whether to recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K for filing with the SEC.

         2. The Committee shall review and discuss with the outside auditors and management, and require the outside auditors to review, the Company's interim financial statements to be included in the Company's quarterly reports on Form 10-Q prior to filing such reports with the SEC.

         3. The Committee shall review and discuss:

             (a) the existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves and the Company's accounting principles;

             (b) all critical accounting policies identified to the Committee by the outside auditors;

             (c) major changes to the Company's accounting principles and practices, including those required by professional or regulatory pronouncements and actions, as brought to its attention by management and/or the outside auditors; and

             (d) material questions of choice with respect to the appropriate accounting principles and practices to be used in the preparation of the Company's financial statements, as brought to its attention by management and/or the outside auditors.

         4. The Committee shall review and discuss the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in any annual or quarterly report, or other report or filing filed with the SEC.

         5. The Committee shall discuss generally with management earnings press releases of the Company, as well as financial information and earnings guidance provided by the Company to analysts and rating agencies.

         6. The Committee shall review and discuss with outside auditors any transaction involving the Company and any related party and any transaction involving the Company and any other party in which the parties' relationship could enable the negotiation of terms on other than an independent, arms'-length basis.

         7. The Committee shall discuss with the outside auditors any item not reported as a contingent liability or loss in the Company's financial statements as a result of a determination that such item does not satisfy a materiality threshold. The Committee shall review with the outside auditors the quantitative and qualitative analysis applied in connection with such assessment of materiality, including, without limitation, the consistency of such assessment with the requirements of SEC Staff Accounting Bulletin No. 99.

         8. The Committee shall review and consider other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Committee may, in its discretion, determine to be advisable.

         9. The Committee shall meet at least annually with management, the Director of Internal Audit and the outside auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

         Compliance with Laws, Regulations and Policies

         1. The Committee shall review with management actions taken to ensure compliance with any code or standards of conduct for the Company which may be established by the Board.

         2. The Committee shall review with the Company's legal counsel any legal compliance matters, including securities trading practices and any other legal matters that could have a significant, adverse impact on the Company's financial statements.

         3. The Committee shall review with the Company's counsel and others any federal, tax or regulatory matters that may have a material impact on the Company's operations and the financial statements, related Company compliance programs and policies, and programs and reports received from regulators, and shall monitor the results of the Company's compliance efforts.

         4. The Committee shall periodically review the rules promulgated by the SEC and the New York Stock Exchange relating to the qualifications, activities, responsibilities and duties of audit committees and shall take, or recommend that the Board take, appropriate action to comply with such rules.

                            PACIFIC BIOMETRICS, INC.

               PROXY CARD FOR 2006 ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 15, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Pacific Biometrics, Inc., a Delaware corporation (the "Company"), hereby appoints Ronald R. Helm and John P. Jensen, or either of them, with full power of substitution, as proxies to vote all shares of stock of the Company which the undersigned shareholder is entitled to vote at the Company's 2006 Annual Meeting of Shareholders , to be held on December 15 2006, at 9:00 a.m. local time, at the Company's executive offices located at 220 West Harrison Street, Seattle, Washington 98119 and at any adjournments or postponements thereof (the "Annual Meeting"), upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated November 1, 2006, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED IN ITEM 1, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby revokes any proxy or proxies previously given.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

1.       Nominees for Election as Director
         ---------------------------------

         (01) Ronald R. Helm
         (02) Terry M. Giles
         (03) Paul G. Kanan
         (04) Richard W. Palfreyman
         (05) Curtis J. Scheel

         Mark X for only one box:
             |_| FOR ALL NOMINEES
             |_| WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
             |_| WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                 NUMBER(S) OF NOMINEES BELOW

             Number Only _______________________________________________________


2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

|_| Please check this box if you plan to attend the Annual Meeting in Person


Signature(s) ___________________________________________ Date ____________, 2006

Print Name(s) __________________________________________


Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signature of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign, date and return all such cards in the accompanying envelope.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.